Exhibit 10

                                EIGHTH AMENDMENT

                  EIGHTH AMENDMENT AND WAIVER, dated as of November 8, 2000 (the "Eighth Amendment"), among the financial institutions named in the Credit Agreement (as defined below) (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A. as administrative agent for the Lenders (in its capacity as administrative agent, together with any successor in such capacity, the "Administrative Agent"), Ames Merchandising Corporation ("AMC" and "Borrower"), and the other Credit Parties named in and signatory to the Second Amended and Restated Credit Agreement, dated as of December 31, 1998, and amended as of April 16, 1999, as of June 1, 1999, as of October 15, 1999, as of January 18, 2000, as of January 27, 2000, as of May 8, 2000, and as of July 25, 2000 (as previously amended, the "Original Agreement", and as further amended, restated, modified and supplemented from time to time, the "Credit Agreement") among the Lenders, the Administrative Agent, the Borrower, and the other Credit Parties named therein and signatories thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Original Agreement.

     WHEREAS, the Credit Parties wish to waive and amend certain provisions of the Original Agreement;

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree hereby as follows:

                        AGREEMENTS OF THE PARTIES HERETO
Waiver.  (1)  Subject to the  satisfaction  of all the  conditions  set forth in
Section 3 below,  the Lenders  hereby  waive  compliance  by the  Borrower  with
Section 9.26 Fixed Charge Coverage Ratio of the Original Agreement through the date hereof and any Event of Default under clause (c) of Section 11.1 of the Original Agreement resulting solely from such failure to comply.
Except as expressly waived hereby, all of the representations, warranties, terms, covenants and conditions of the Original Agreement shall remain in full force and effect in accordance with their respective terms. The waiver set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Credit Agreement or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Lenders have not and shall not be deemed to have waived any of their rights and remedies against the Borrower for any existing or future Events of Default.
                      AMENDMENTS TO THE ORIGINAL AGREEMENT
Section                    1.1 is hereby  amended  by adding the  following  new
                           definitions in the proper alphabetical order therein:
                           "Eighth   Amendment"   means  that   certain   Eighth
                           Amendment dated as of November 8, 2000 among
                  the Borrower, the Majority Lenders, the Administrative Agent and the other Credit Parties. The definition of "Applicable Margin" in Section
1.1 is hereby amended by replacing it in its entirety with the following new definition:
                           "Applicable  Margin" means, with respect to any Loan,
                  the amount set forth below which corresponds to the Fixed Charge Coverage Ratio set forth below for the twelve consecutive fiscal months of the Parent ended with the most recent fiscal month of the Parent for which the Administrative Agent receives the financial statements and Fixed Charge Coverage Ratio Certificate required below, determined and adjusted as provided herein. On the "Effective Date" of the Eighth Amendment (as defined therein) and thereafter until the first day of the first full calendar month after the delivery to the Administrative Agent of the financial statements of the Parent and its Subsidiaries required pursuant to Section 7.2(b) as at the end of and for the fiscal month of the Parent ended October 28, 2000, together with the corresponding Fixed Charge Coverage Ratio Certificate for the twelve consecutive fiscal months ended on such date, the Applicable Margin for LIBOR Rate Loans shall be 2.25% and the Applicable Margin for Base Rate Loans shall be 0.625% and each shall thereafter be adjusted after each delivery to the Administrative Agent of the monthly financial statements of the Parent and its Subsidiaries required pursuant to Section 7.2(b) for each fiscal month of the Parent, together with the corresponding Fixed Charge Coverage Ratio Certificate for the twelve fiscal months ending on the last day of such fiscal month, which Fixed Charge Coverage Ratio Certificate demonstrates that the Fixed Charge Coverage Ratio indicated below for any such adjustment has been achieved, each such adjustment to be effective on the first day of the first full calendar month after the latest date on which each such delivery is required hereunder.

                                   Page - 27

                      Fixed Charge                                                           Applicable Margin
                        Coverage                             Applicable Margin for                  for
                         Ratio                                 LIBOR Rate Loans               Base Rate Loans
                         -----                                 ----------------               ---------------
   Equal to or greater than 1.50 to 1.00                             1.50%                        Zero (0)

   Equal to or greater than 1.20 to 1.00 but less                    1.75%                          .125%
   than 1.50 to 1.00

   Equal to or greater than 1.00 to 1.00 but less                    2.00%                          .375%
   than 1.20 to 1.00

   Less than 1.00 to 1.00                                            2.25%                          .625%

                  Notwithstanding  anything in this  definition to the contrary,
(i) in the event that the Administrative Agent shall fail to receive any such financial statements and the related Fixed Charge Coverage Ratio Certificate for any fiscal month of the Parent within thirty (30) days following the end of such fiscal month (within forty-five (45) days following the end of such fiscal month if such fiscal month is the last fiscal month of any fiscal quarter), then the Applicable Margin shall, at the end of such thirtieth or forty-fifth day, as appropriate, immediately and without notice or further action be the highest Applicable Margin provided herein (such Applicable Margin to be in effect until the first day of the first full calendar month after the Administrative Agent receives the financial statements of the Parent and its Subsidiaries required under Section 7.2(b) for the most recent fiscal month of the Parent, and the related Fixed Charge Coverage Ratio Certificate); and (ii) in the event that, with respect to any twelve consecutive fiscal months of the Parent which shall be a Fiscal Year, the audited financial statements of the Parent and its Subsidiaries required under Section 7.2(a) for such Fiscal Year shall indicate the Fixed Charge Coverage Ratio for such twelve consecutive fiscal months (as determined by the Administrative Agent) was less than that reflected in the Fixed Charge Coverage Ratio Certificate delivered to the Administrative Agent for such twelve consecutive fiscal months, the Applicable Margin shall be adjusted retroactively (to the effective date of the Applicable Margin which was determined based upon the delivery of such Fixed Charge Coverage Ratio Certificate and the related monthly financial statements of the Parent and its Subsidiaries delivered pursuant to Section 7.2(b) for the twelfth month of such twelve consecutive fiscal months) to reflect an Applicable Margin based upon the Fixed Charge Coverage Ratio determined from the audited financial statements and the Borrower shall make payments to the Administrative Agent on behalf of the Lenders to reflect such adjustment.

The definition of "EBITDA" in Section 1.1 is hereby amended by adding at the very end of (ii)(E) therein the following:
                  and, for the Fiscal Year ending February 3, 2001, an amount not to exceed $140,000,000 in respect of non-recurring restructuring charges and incremental inventory markdowns in connection with the closing of up to thirty-three stores as previously disclosed to the Administrative Agent;
Paragraph (b) of Section 7.2 is hereby amended by deleting therein the words "or forty-five (45) days in the case of a fiscal month that is the last month of a fiscal quarter" from the first sentence thereof. Paragraph (c) of Section 7.2 is hereby amended by deleting therein the words starting with "either (x)" through and including "or (y)" and deleting the word "month" as the last word of such paragraph and replacing it with the words "relevant period." Clause (ii) of
Section 9.9 is hereby amended by (1) deleting the word "and" before clause (h) and (2) adding the following immediately prior to the period at the end of
Section 9.9:
                  ; and, (i) the closure of up to thirty-three stores in the last fiscal quarter of the Fiscal Year ending February 3, 2001 and, so long as the proceeds thereof are paid to the Administrative Agent to be applied in accordance with Section 4.6, the sales of the leaseholds of those thirty-three stores.
Section 9.26 is hereby amended by replacing it in its entirety with the following new Section 9.26: Fixed Charge Coverage Ratio.
                  (a) Quarterly Test. (i) At the end of each fiscal quarter set forth below, the Parent shall maintain a Fixed Charge Coverage Ratio of not less than the respective amount set forth below for the four consecutive fiscal quarter period ending on the last day of the applicable fiscal quarter:

                           Fiscal Quarter End                         Fixed Charge Coverage Ratio
                           ------------------                         ---------------------------
                           February 3, 2001                                          .40:1.00
                           May 5, 2001                                               .50:1.00
                           August 4, 2001                                            .70:1.00
                           November 3, 2001                                         1.00:1.00
                           and each fiscal quarter thereafter                       1.00:1.00

                                   Page - 28

                           (ii) The above  covenant  shall be tested as follows:
                  The Credit Parties shall deliver to the Administrative Agent not later than (x) 30 days following the end of each of the first three fiscal quarters of each fiscal year and (y) 40 days following the fiscal year end a calculation of the Fixed Charge Coverage Ratio in such detail as shall be acceptable to the Administrative Agent together with an officer's certificate of the chief financial officer or the treasurer of the Parent stating whether the Parent is in compliance with the Fixed Charge Coverage Ratio for the applicable four fiscal quarter period, provided that in the event the calculation and the certificate set forth in this Section 9.26(a)(ii) demonstrates compliance with the Fixed Charge Coverage Ratio, but the financial statements delivered pursuant to Section 7.2(c) demonstrate that the Parent was not in compliance with the Fixed Charge Coverage Ratio for the relevant four fiscal quarter period, then the Credit Parties shall be in default of this Section 9.26.
(b)                    Monthly Test. At any time Individual Availability is less
                       than  $65,000,000,  the  Parent  shall  maintain  a Fixed
                       Charge Coverage Ratio of not less than the respective amount set forth below for the appropriate time period for the most recently ended twelve month period for which financial statements were required to be submitted to the Administrative Agent pursuant to Section 7.2 hereunder:

                           Time Period                                Fixed Charge Coverage Ratio
                           -----------                                ---------------------------
                           11/08/00 - 03/03/01                                       .40:1.00
                           03/04/01 - 06/02/01                                       .50:1.00
                           06/03/01 - 09/01/01                                       .70:1.00
                           09/02/01 - 02/02/02                                      1.00:1.00
                           and thereafter                                           1.00:1.00


                     CONDITIONS PRECEDENT TO EFFECTIVE DATE
                  This Eighth Amendment shall be deemed effective as of the date hereof on such date (the "Effective Date") that the following conditions have been satisfied in full or waived by the Administrative Agent in writing:

                  This Eighth Amendment shall have been executed by the Credit Parties, the Administrative Agent and the Majority Lenders, and the Credit Parties shall have performed and shall be in compliance with all covenants, agreements and conditions contained herein, in the Original Agreement and in the other Loan Documents each as amended hereby.

The Administrative Agent shall have received:
Such opinions of counsel for the Parent and the other Credit Parties as the Administrative Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Administrative Agent, the Lenders, and their respective counsel;
 (x) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying that (A) the copy of its By-laws attached to the certificate of its Secretary or Assistant Secretary delivered on the Closing Date, or in the case of AmesPlace.com as delivered in connection with the Sixth Amendment, is a true and complete copy of its By-laws as in effect on the date of the certificate delivered pursuant to this subsection and such By-laws have not been amended since the Closing Date, (B) all required corporate actions in connection with the execution, delivery and performance of this Eighth Amendment have been taken and, if resolutions have been adopted by its Board of Directors or shareholders, that attached thereto is a true and complete copy of such resolutions and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) its certificate or articles of incorporation has not been amended since the date of the last amendment thereto shown on the certificate of good standing from the Secretary of State of the state of its incorporation delivered on the Closing Date and in the case of AmesPlace.com, the date of the good standing certificate delivered in connection with the Sixth Amendment and
(D) the officers executing this Eighth Amendment or any other document to which it is a party delivered in connection herewith or therewith are the incumbent officers and their signatures are as set forth thereto; and (y) a certificate of another officer thereof attesting to the incumbency and signature of its Secretary or Assistant Secretary, as the case may be; Such other approvals, opinions or documents as the Administrative Agent may reasonably request; and Such amendments and modifications to the other Loan Documents as the
Administrative Agent may reasonably request. To the extent invoiced, the Borrower shall have paid all fees and expenses of the Administrative Agent and the Attorney Costs incurred in connection with this Eighth Amendment and the transactions contemplated hereby. All proceedings taken in connection with the execution of this Eighth Amendment and all documents and papers relating hereto and thereto shall be satisfactory in form, scope, and substance to the Administrative Agent. All representations and warranties contained in this Eighth Amendment or otherwise made in writing to the Administrative Agent or the Lenders in connection herewith shall be true and correct in all material respects. After the effectiveness of this Eighth Amendment, no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement.

                                   Page - 29

The execution and delivery to the Administrative Agent by the Credit Parties of a counterpart of this Eighth Amendment shall be deemed to be a representation and warranty made by each Credit Party to the effect that the conditions precedent to the Effective Date set forth in 3.5 and 3.6 above have been satisfied, with the same effect as delivery to the Administrative Agent and the Lenders of a certificate signed by a Responsible Officer of each Credit Party, dated the Effective Date, to such effect.

                                  MISCELLANEOUS
Each Credit Party affirms, reaffirms and restates the representations and warranties set forth in Articles 6 and 8 of the Original Agreement, as amended by this Eighth Amendment, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Credit Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:
_ It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Eighth Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Eighth Amendment and the transactions contemplated hereby; _ No consent of any other person (including, without limitation, shareholders or creditors of any Credit Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Eighth Amendment and the other instruments and documents contemplated hereby; _ This Eighth Amendment and the other instruments and documents contemplated hereby have been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and _ The execution, delivery and performance of this Eighth Amendment and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party. Other than as expressly set forth herein, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Original Agreement, and each Credit Party hereby agrees that all of the covenants and agreements contained in the Original Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Each Credit Party affirms its prior grant under the Original Agreement of a continuing first priority security interest in, lien on, and right of set-off against, all of the Collateral of such Credit Party, whether now owned or existing or hereafter acquired or arising, regardless of where located, and each of them shall enter into any confirmatory documentation requested by the Administrative Agent. All references to the Credit Agreement in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean such agreement as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

                                   Page - 30

This Eighth Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart. This Eighth Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The parties hereto shall, at any time and from time to time following the execution of this Eighth Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Eighth Amendment.
                  IN WITNESS WHEREOF, the Borrower, the Majority Lenders, the Administrative Agent and the other Credit Parties have caused this Eighth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

               BANK OF AMERICA, N.A., as the Administrative Agent


                 By:
                    -----------------------------------------
                             Name: William J. Wilson
                              Title: Vice President

                           Address: 335 Madison Avenue
                            New York, New York 10017
                             Attn: Division Manager
                          Telecopy No.: (212) 836-5169


                    BORROWER: AMES MERCHANDISING CORPORATION

                 By:
                    -----------------------------------------
                              Name: Sheila Reinken
                                Title: Treasurer

                            Address: 2418 Main Street
                          Rocky Hill, Connecticut 06067
                             Attn: Rolando de Aguiar
                          Telecopy No.: (860) 563-8560


                  AMES DEPARTMENT STORES, INC., as a Guarantor


                 By:
                    -----------------------------------------
                              Name: Sheila Reinken
                                Title: Treasurer

                            Address: 2418 Main Street
                          Rocky Hill, Connecticut 06067
                             Attn: Rolando de Aguiar
                          Telecopy No.: (860) 563-8560


                                   Page - 31

                       AMESPLACE.COM, INC., as a Guarantor


                 By:
                    -----------------------------------------
                              Name: Sheila Reinken
                           Title: Assistant Treasurer

                            Address: 2418 Main Street
                          Rocky Hill, Connecticut 06067
                             Attn: Rolando de Aguiar
                          Telecopy No.: (860) 563-8560


                      AMES REALTY II, INC., as a Guarantor


                 By:
                    -----------------------------------------
                              Name: Sheila Reinken
                                Title: Treasurer

                            Address: 2418 Main Street
                          Rocky Hill, Connecticut 06067
                             Attn: Rolando de Aguiar
                          Telecopy No.: (860) 563-8560


                       AMES TRANSPORTATION SYSTEMS, INC.,
                                 as a Guarantor


                 By:
                    -----------------------------------------
                              Name: Sheila Reinken
                                Title: Treasurer

                            Address: 2418 Main Street
                          Rocky Hill, Connecticut 06067
                             Attn: Rolando de Aguiar
                          Telecopy No.: (860) 563-8560


                             BANK OF AMERICA, N.A.,
                                   as a Lender


                 By:
                    -----------------------------------------
                             Name: William J. Wilson
                              Title: Vice President

                           Address: 335 Madison Avenue
                            New York, New York 10017
                             Attn: Division Manager
                          Telecopy No.: (212) 836-5169


                         CONGRESS FINANCIAL CORPORATION,
                                   as a Lender


                 By:
                    -----------------------------------------
                             Name: Cindy B. Dennbaum
                              Title: Vice President

                      Address: 1133 Avenue of the Americas
                            New York, New York 10036
                            Attn: Ms. Cindy Dennbaum
                          Telecopy No.: (212) 545-4283

                                   Page - 32

                GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                 By:
                    -----------------------------------------
                              Name: Charles Chiodo
                           Title: Authorized Signatory

                    Address: 800 Connecticut Avenue, 2 North
                           Norwalk, Connecticut 06854
                        Attn: Vice President - Portfolio
                          Telecopy No.: (203) 316-7893


              TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender


                 By:
                    -----------------------------------------
                          Name: Christopher J. Norrito
                              Title: Vice President

                  Address: 555 Theodore Fremd Avenue, Suite 301
                               Rye, New York 10580
                              Attn: Mr. Jon Oldham
                          Telecopy No.: (914) 921-0110


                            THE CHASE MANHATTAN BANK,
                                   as a Lender


                 By:
                    -----------------------------------------
                              Name: James M. Dailey
                              Title: Vice President

                         Address: One Chase Square C-S 5
                            Rochester, New York 14626
                              Attn: James M. Dailey
                          Telecopy No.: (716) 258-7440


                           FLEET CAPITAL CORPORATION,
                                   as a Lender


                 By:
                    -----------------------------------------
                              Name: John P. Masotti
                              Title: Vice President

                         Address: 200 Glastonbury Blvd.
                              Glastonbury, CT 06033
                             Attn: Mr. John Masotti
                          Telecopy No.: (860) 657-7759

                                   Page - 33

                         LASALLE BUSINESS CREDIT, INC.,
                                   as a Lender


                 By:
                    -----------------------------------------
                             Name: Lawrence P. Garni
                           Title: First Vice President

                     Address: 477 Madison Avenue, 12th Floor
                            New York, New York 10022
                              Attn: Mr. Corey Sclar
                          Telecopy No.: (212) 371-2966


                        FLEET NATIONAL BANK, as a Lender


                 By:
                    -----------------------------------------
                              Name: Lori Greenberg
                         Title: Assistant Vice President

                            Address: 777 Main Street
                                     MSN 240
                           Hartford, Connecticut 06115
                              Attn: Lori Greenberg
                          Telecopy No.: (860) 368-6029


                     NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                   as a Lender


                 By:
                    -----------------------------------------
                            Name: Elizabeth M. Lynch
                          Title: Senior Vice President

                    Address: 1965 East 6th Street, Suite 400
                              Cleveland, Ohio 44114
                             Attn: Ms. Carla Kehres
                          Telecopy No.: (216) 575-9486


                         PNC BANK, NATIONAL ASSOCIATION,
                                   as a Lender


                 By:
                    -----------------------------------------
                           Name: O Theodore Kuber, Jr
                              Title: Vice President

                     Address: 1600 Market Street, 31st Floor
                                  F2-F070-31-2
                        Philadelphia, Pennsylvania 19103
                           Attn: Ms. Celeste DiGeorge
                          Telecopy No.: (215) 585-4749

                                   Page - 34

                        CITIZENS BUSINESS CREDIT COMPANY,
                                   as a Lender


                 By:
                    -----------------------------------------
                              Name: Michael Lavoie
                         Title: Assistant Vice President

                            Address: 40 Court Street
                           Boston, Massachusetts 02108
                            Attn: Mr. Michael Lavoie
                          Telecopy No.: (617) 227-7995


                    FOOTHILL CAPITAL CORPORATION, as a Lender


                 By:
                    -----------------------------------------
                               Name: Todd Nakamoto
                              Title: Vice President

                        Address: 11111 Santa Monica Blvd.
                          Los Angeles, California 90025
                             Attn: Mr. Todd Nakamoto
                          Telecopy No.: (310) 479-8952


                            AMSOUTH BANK, as a Lender


                 By:
                    -----------------------------------------
                              Name: Kevin R. Rogers
                             Title: Attorney in Fact

                       Address: c/o AmSouth Capital Corp.
                           350 Park Avenue, 19th Floor
                            New York, New York 10022
                           Attn: Mr. Joseph B. Huston
                          Telecopy No.: (212) 935-7548


             IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as a Lender


                 By:
                    -----------------------------------------
                                Name: Andrew Sepe
                              Title: Vice President

                            Address: One State Street
                            New York, New York 10004
                              Attn: Mr. Andrew Sepe
                          Telecopy No.: (212) 858-2151

                                   Page - 35

                           FLEET RETAIL FINANCE INC.,
                                   as a Lender


                 By:
                    -----------------------------------------
                                Name: Betsy Ratto
                            Title: Managing Director

                      Address: 40 Broad Street, 11th Floor
                           Boston, Massachusetts 02109
                              Attn: Ms. Betsy Ratto
                          Telecopy No.: (617) 434-4339


                  CIT GROUP/BUSINESS CREDIT, INC., as a Lender


                 By:
                    -----------------------------------------
                               Name: Evelyn Kusold
                         Title: Assistant Vice President

                      Address: 1211 Avenue of the Americas
                            New York, New York 10036
                             Attn: Ms. Evelyn Kusold
                          Telecopy No.: (212) 536-1295


                   TEXTRON FINANCIAL CORPORATION, as a Lender


                 By:
                    -----------------------------------------
                              Name: George Yourick
                              Title: Vice President

                      Address: 4550 North Point, Suite 400
                            Alpharetta, Georgia 30022
                              Attn: Mr. Todd Runge
                          Telecopy No.: (770) 360-1672


                       HELLER FINANCIAL, INC., as a Lender


                 By:
                    -----------------------------------------
                              Name: Thomas Bukowski
                          Title: Senior Vice President

                    Address: 150 East 42nd Street, 7th Floor
                            New York, New York 10017
                            Attn: Mr. Thomas Bukowski
                          Telecopy No.: (212) 880-2960

                                   Page - 36
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                    FINOVA FINANCIAL CORPORATION, as a Lender


                 By:
                    -----------------------------------------
                               Name: Bruce Mettle
                         Title: Portfolio Administrator

                   Address: 311 South Wacker Drive, Suite 4400
                                Chicago, IL 60606
                             Attn: Mr. Bruce Mettle
                          Telecopy No.: (312) 322-7250


                     GMAC COMMERCIAL CREDIT LLC, as a Lender


                 By:
                    -----------------------------------------
                              Name: Frank Inperato
                          Title: Senior Vice President

                 Address: 1290 Avenue of the Americas, 3rd Floor
                            New York, New York 10004
                          Attn: Mr. Robert E. Nuytkens
Telecopy No.: (212) 408-4317

                                   Page - 37